EXHIBIT G


                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of an amended Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, par value $0.0001 per share, of Webvan Group, Inc. and that this agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.




                              Page 20 of 22 Pages

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of December 16, 1999.


                                        SOFTBANK AMERICA INC.


                                        By: /s/ Ronald D. Fisher
                                           -------------------------------------
                                           Name:   Ronald D. Fisher
                                           Title:  Vice Chairman


                                        SOFTBANK HOLDINGS INC.


                                        By: /s/ Stephen A. Grant
                                           -------------------------------------
                                           Name:   Stephen A. Grant
                                           Title:  Secretary


                                        SOFTBANK CORP.


                                        By: /s/ Stephen A. Grant
                                           -------------------------------------
                                           Name:   Stephen A. Grant
                                           Title:  Attorney-in-Fact


                                        MASAYOSHI SON


                                        By: /s/ Stephen A. Grant
                                           -------------------------------------
                                           Name:   Stephen A. Grant
                                           Title:  Attorney-in-Fact


                                        SOFTBANK CAPITAL PARTNERS LP
                                        By:  SOFTBANK CAPITAL PARTNERS LLC,
                                             General Partner


                                        By: /s/ Ronald D. Fisher
                                           -------------------------------------
                                           Name:   Ronald D. Fisher
                                           Title:  Managing Member




                              Page 21 of 22 Pages

                                        SOFTBANK CAPITAL ADVISORS FUND LP
                                        By:  SOFTBANK CAPITAL PARTNERS LLC,
                                             General Partner


                                        By: /s/ Ronald D. Fisher
                                           -------------------------------------
                                           Name:   Ronald D. Fisher
                                           Title:  Managing Member


                                        SOFTBANK CAPITAL PARTNERS LLC


                                        By: /s/ Ronald D. Fisher
                                           -------------------------------------
                                           Name:   Ronald D. Fisher
                                           Title:  Managing Member


                                        SOFTBANK CAPITAL PARTNERS
                                        INVESTMENT INC.


                                        By: /s/ Ronald D. Fisher
                                           -------------------------------------
                                           Name:   Ronald D. Fisher
                                           Title:  President


                                        RONALD D. FISHER


                                        By: /s/ Ronald D. Fisher
                                           -------------------------------------
                                           Name:  Ronald D. Fisher


                                        CHARLES R. LAX


                                        By: /s/ Charles R. Lax
                                           -------------------------------------
                                           Name:  Charles R. Lax


                              Page 22 of 22 Pages